UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

LendingClub Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54752	51-0605731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco CA 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 632.5600

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

LendingClub Corporation is filing this Current Report on Form 8-K for the purpose of furnishing the financial statements and Exhibits listed in Item 9.01 below relating to its wholly owned subsidiary Springstone Financial, LLC (“Springstone”).

This information is being furnished under Item 8.01 “Other Events” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired

Springstone’s Balance Sheets, and the related Statements of Operations and Cash Flows, for each of the quarters ended March 31, 2014 and 2013 are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(b)	Pro Forma Financial Information

The following unaudited consolidated pro forma financial information relating to Springstone is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2014; and

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the quarters ended March 31, 2014 and 2013.

(d)	Exhibits.

Exhibit	Description

99.1	Springstone Balance Sheets, and the related Statements of Operations and Cash Flows, for each of the quarters ended March 31, 2014 and 2013

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation

June 25, 2014	By:	/s/ CARRIE DOLAN
Carrie Dolan
Chief Financial Officer
(duly authorized officer)

Exhibit Index

Exhibit	Description

99.1	Springstone Balance Sheets, and the related Statements of Operations and Cash Flows, for each of the quarters ended March 31, 2014 and 2013

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations.